DEED OF TRUST AND SECURITY AGREEMENT

                          DATED AS OF DECEMBER 15, 1993

                                      FROM

                             CARE ENTERPRISES, INC.
                                                          (the "Grantor")
                                       TO

                              MARTIN R. SMITH, JR.
                                       OR
                               ARTHUR M. STANDISH

                              (collectively, the "Deed of Trust Trustee")

                               FOR THE BENEFIT OF

                       STATE STREET BANK AND TRUST COMPANY
                      OF CONNECTICUT, NATIONAL ASSOCIATION

                                                      (the "Beneficiary")


Address:

___________________________________

___________________, West Virginia  ______

                                TABLE OF CONTENTS

SECTION                            HEADING                          PAGE

Parties                                                               1

Granting Clauses                                                      2

Section 1.                Definitions                                 5

Section 2.                General Covenants and Warranties            6
   Section 2.1.               Note Covenants                          6
   Section 2.2.               Ownership of Granted Property           7
   Section 2.3.               Further Assurances                      7
   Section 2.4.               Payment of Indebtedness Hereby Secured  7
   Section 2.5.               Maintenance of Granted Property, Other
                              Liens, Compliance with Laws, etc        7
   Section 2.6.               Insurance                               8
   Section 2.7.               Payment of Taxes and Other Charges      9
   Section 2.8.               Limitation on Liens                    10
   Section 2.9.               Advances                               11
   Section 2.10.              Recordation                            11
   Section 2.11.              After-Acquired Property                11
   Section 2.12.              Sale, Lease or Assignment of
                              Granted Property                       12

Section 3.                Possession, Use and Release of Property    12
   Section 3.1.               Grantor's Right of Possession          12
   Section 3.2.               Release of Granted Property            12
   Section 3.3.               Eminent Domain                         12

Section 4.                Application of Insurance Proceeds and
                          Condemnation Awards                        13

Section 5.                Defaults and Remedies Therefor             14
   Section 5.1.               Events of Default                      14
   Section 5.2.               Remedies                               14
   Section 5.3.               Application of Proceeds                16
   Section 5.4.               Waiver of Extension, Appraisement and
                              Stay Laws                              16
   Section 5.5.               Effect of Discontinuance of Proceedings17
   Section 5.6.               Delay or Omission Not a Waiver         17
   Section 5.7.               Costs and Expenses of Foreclosure      18

Section 6.                Miscellaneous                              18

   Section 6.1.               Successors and Assigns                 18
   Section 6.2.               Partial Invalidity                     18
   Section 6.3.               Addresses for Notices and Demands      18
   Section 6.4.               Headings and Table of Contents         19
   Section 6.5.               Release of Deed of Trust               19
   Section 6.6.               Governing Law                          19
   Section 6.7.               Counterparts                           19
   Section 6.8.               Successor Deed of Trust Trustee        19

Signature                                                            20

Attachments to Deed of Trust:

Annex A - Legal Description of Real Property

Exhibit A-1  Form of Note

Exhibit A-2  Amounts Borrowed Under Each Note
      THIS DEED OF TRUST AND SECURITY AGREEMENT dated as of December 15, 1993 ("Deed of Trust") is from Care Enterprises, Inc., a Delaware corporation (the "Grantor"), having its principal office at 2742 Dow Avenue, Tustin, California 92680, Attention: Chief Financial Officer, telephone: (714) 544-4443, telefacsimile: (714) 544-4443, ext. 2701, to
Martin R. Smith, Jr. or Arthur M. Standish, both of whom reside in Kanawha County, West Virginia, as Trustee (the "Deed of Trust Trustee"), having their post office address at c/o Steptoe & Johson, 715 Charleston National Plaza, Charleston, West Virginia 25326, telephone: (304) 353-8000, telefacsimile: (304) 353-8180, for the benefit of, and to, State Street Bank and Trust Company of Connecticut, National Association, as Indenture Trustee, for the holders of the indebtedness secured hereby (the "Beneficiary"), having its principal office at 750 Main Street, Hartford, Connecticut 06103, Attention: Securities Investment Division, telephone:
(203) 244-1800, telefacsimile:  (203) 244-1890.

                                    Recitals:

      A. The Grantor has executed and delivered the Note Agreement, dated as of December 15, 1993 (the "Note Agreement"), providing for the terms and conditions under which the purchasers named in Schedule I thereto will purchase $30,000,000 aggregate principal amount of the 8.10% Senior Secured Notes due December 15, 2000 issued by the Grantor (the "Notes"). The Notes are to be issued under the Indenture of Trust dated as of December 15, 1993 (the "Indenture") between the Grantor and State Street Bank and Trust Company of Connecticut, National Association, as indenture trustee (the "Indenture Trustee"). The Notes will each be dated the date of issue thereof, will bear interest at the rate of 8.10% per annum prior to maturity, will be subject to prepayments of principal as specified in Section 5 of the Indenture and will otherwise be in the form and shall have the terms, provisions and characteristics set forth in the Indenture. A copy of the form of the Notes is attached hereto as Exhibit A-1 and the respective principal amounts borrowed by Grantor under each
Note is set forth on Exhibit A-2 attached hereto, each of which exhibits by this reference is incorporated herein and made a part hereof. The holder or holders of the Notes from time to time are sometimes hereinafter referred to as the "Holders" and the initial Holders are sometimes referred to as the "Purchasers";

      B. The Grantor owns a parcel of real property located in ___________ County, West Virginia and described in Exhibit A hereto, upon which a nursing care facility is located, which facility is leased to and operated by Care Enterprises West, a Utah corporation, a subsidiary of the Grantor, pursuant to the terms of that certain Skilled Nursing Facility Lease dated December 30, 1993 (the "Lease Agreement") between the Grantor, as lessor and Care Enterprises West, a Utah corporation, as tenant.

      C. The Purchasers have required as a condition to their purchase of Notes from the Grantor that the Grantor execute and deliver this Deed of Trust and Security Agreement and similar mortgages on other parcels of real property upon which the Grantor owns skilled nursing care facilities, as security for the payment of the Notes;

      D. The Notes and all principal thereof and interest thereon and premium, if any, and all additional amounts and other sums at any time due and owing from, or required to be paid by, the Grantor under the terms of the Notes, the Note Agreement, the Indenture and this Deed of Trust and Security Agreement are hereinafter sometimes referred to as the "indebtedness hereby secured";

      E. The Grantor is duly authorized under all applicable provisions of law, its charter and by-laws, to execute and deliver this Deed of Trust and to encumber, grant, convey and assign the Granted Property (as hereinafter defined) to the Deed of Trust Trustee, in trust, for the benefit of, and to, Beneficiary on behalf of the Purchasers and any subsequent holders of the indebtedness hereby secured for the security of the Notes, and all corporate action and all consents, approvals and other authorizations and all other acts and things necessary to make this Deed of Trust the valid, binding and legal instrument for the security of the Notes have been done and performed; and

      F. This Deed of Trust is also a Security Agreement and Financing Statement under the Uniform Commercial Code of the State of West Virginia, and in compliance therewith the names of the debtor and secured party are as follows:

              Debtor:     Care Enterprises, Inc.
                          2742 Dow Avenue
                          Tustin, California  92680

      Secured Party:      State Street Bank and Trust Company of
                           Connecticut, National Association,
                           as indenture trustee
                          750 Main Street
                          Hartford, Connecticut  06103

      Now, therefore, this Deed of Trust witnesseth: That the Grantor, in consideration of the premises, the purchase and acceptance of the Notes by the Purchasers and of the sum of $30,000,000.00 received by the Grantor from the Purchasers and other good and valuable consideration, receipt whereof is hereby acknowledged, and in order to secure the payment of all indebtedness hereby secured and the performance and observance of all the covenants, agreements and conditions contained in this Deed of Trust, any other mortgage or deed of trust from time to time entered into by the Grantor for the benefit of the holders of the Notes, the Note Agreement, and the Indenture, the Grantor does hereby warrant, pledge, assign, bargain, hypothecate, convey, grant, transfer and set over unto the Beneficiary and its successors and assigns, IN TRUST, WITH POWER OF SALE, in and to all and singular the following described properties, rights, interest and privileges and all of the Grantor's estate, right, title and interest therein, thereto and thereunder (to the extent such properties, rights and interests constitute real property), and does hereby grant to the Beneficiary a security interest in the following described properties, rights and privileges which do not constitute real property (all of which properties hereby granted, conveyed, mortgaged, assigned and pledged or intended so to be are hereinafter collectively referred to as the "Granted Property") and does further grant a security interest to the Beneficiary and its successors and assigns, in all such Granted Property in which a security interest may be granted:

                              Granting Clause First

      The parcels of land in ____________ County, State of West Virginia, described in Annex A attached hereto and made a part hereof, together with the entire interest of the Grantor in and to all buildings, structures, improvements and appurtenances now standing, or at any time hereafter constructed or placed, upon such land, including all right, title and interest of the Grantor, if any, in and to all building material, building equipment and fixtures of every kind and nature whatsoever on said land or in any building, structure or improvement now or hereafter standing on said land which are classified as fixtures under applicable law and which are used in connection with the operation, maintenance or protection of said buildings, structures and improvements as such (including, without limitation, all boilers, air conditioning, ventilating, plumbing, heating, lighting and electrical systems and apparatus, all communications equipment and intercom systems and apparatus, all sprinkler equipment and apparatus and all elevators and escalators), and are used in connection with the operation of any business conducted upon said parcels of land, and the reversion or reversions, remainder or remainders, in and to said land, and together with the entire interest of the Grantor in and to all and singular the tenements, hereditaments, easements, rights of way, rights, privileges and appurtenances to said land, belonging or in anywise appertaining thereto, including, without limitation, the entire right, title and interest of the Grantor in, to and under any streets, ways, alleys, gores or strips of land adjoining said land, and all claims or demands whatsoever of the Grantor either in law or in equity, in possession or expectancy, of, in and to said land, it being the intention of the parties hereto that, so far as may be permitted by law, all property of the character hereinabove described, which is now owned or is hereafter acquired by the Grantor and is affixed or attached or annexed to said land, shall be and remain or become and constitute a portion of said land and the security covered by and subject to the lien of this Deed of Trust, together with all accessions, parts and appurtenances appertaining or attached thereto and all substitutions, renewals or replacements of and additions, improvements, accessions and accumulations to any and all thereof, and together with all rents, income, revenues, awards, issues and profits thereof.

                             Granting Clause Second

      All right, title and interest of the Grantor in the equipment and other personal property located on and used or useable in connection with, the property described in Granting Clause First hereof, including without limitation any and all air conditioners, antennae, appliances, apparatus, awnings, basins, bathtubs, beds, bidets, boilers, bookcases, cabinets, carpets, coolers, curtains, dehumidifiers, disposals, doors, drapes, dryers, ducts, dynamos, elevators, engines, equipment, escalators, fans, fittings, floor coverings, furnaces, furnishings, furniture, hardware, heaters, humidifiers, incinerators, lighting, machinery, motors, ovens, pictures, pipes, plants and containers, plumbing, pumps, radiators, ranges, recreational facilities, refrigerators, screens, security systems, shades, shelving, sinks, sprinklers, stokers, stoves, telephone systems, toilets, ventilators, wall coverings, washers, windows, window coverings, and wiring, as the same are now and will hereafter be constituted, whether now owned or hereafter acquired by the Grantor, together with all appliances, instruments, improvements, accessories, equipment, parts and appurtenances appertaining or attached thereto, or from time to time incorporated therein or installed as part thereof, and all substitutions, renewals and replacements of and additions, improvements, accessions and accumulations to any and all thereof which are now owned or hereafter acquired by the Grantor, together with all the rents, issues, incomes, profits, accounts, proceeds and avails thereof, and all rights to receive all insurance proceeds, condemnation awards and other payments with respect thereto.

                              Granting Clause Third

      The Lease Agreement and any other leases, admittance, residency and occupancy agreements (collectively, the "Other Agreements") and all of the Grantor's estate, right, title, interest, claim and demand as lessor in, to and under the Lease Agreement and the Other Agreements, including all extensions and renewals of the term thereof, and all existing or future amendments, supplements or modifications of the Lease Agreement (and to any short form memorandum of the Lease Agreement executed for recording purposes) and the Other Agreements, but subject, however, to the right of the Grantor, prior to the occurrence and continuation of an Event of Default hereunder, to collect rents and otherwise act in its own name under the Lease Agreement and the Other Agreements.

      Subject, however, to Permitted Encumbrances, as defined in Section 1 hereof;

             To Have and To Hold the Granted Property unto the Deed of Trust Trustee, IN TRUST, and to the Beneficiary and their respective successors and assigns, forever, WITH POWER OF SALE (to the extent permitted by law), for the purpose of securing performance of each agreement, covenant and warranty of the Grantor contained herein, in the Note Agreement and in the Indenture and for the benefit and security of the payment of the indebtedness hereby secured.

      It is agreed and understood by the parties hereto that:

             1. The Notes are to be secured by other mortgages and deeds of trust on other real estate in other counties and states. Each and all of said mortgages and deeds of trust are intended to and shall constitute security for the entire indebtedness hereby secured.

             2. Any part of the security herein described, and any security described in any other mortgage or other instrument now or hereafter given to secure the indebtedness which is secured by this Deed of Trust, may be released by the Beneficiary without affecting the lien hereof on the remainder.

             3. The Grantor for itself and all who may claim through or under it waives any and all right to have the property and estates comprising the Granted Property marshalled upon any foreclosure of the lien hereof, or to have the Granted Property hereunder and the property covered by any other lien, mortgage or deed of trust securing the indebtedness hereby secured marshalled upon any foreclosure of any of said liens, mortgages or deeds of trust, and agrees that any court having jurisdiction to foreclose such lien may order the Granted Property sold as an entirety.

             4. Upon the occurrence of an Event of Default hereunder, the Beneficiary has, among other things, the right to foreclose on (or cause the Deed of Trust Trustee to foreclose on) the Granted Property and dispose of the same. The Beneficiary's deed or other instrument of conveyance, transfer or release (which may be in the name of the Beneficiary (or, as may be required by law, the Deed of Trust Trustee) or as attorney for the Grantor, and the Beneficiary is hereby irrevocably appointed attorney for the Grantor) shall be effective to convey and transfer to the grantee an indefeasible title to the property covered thereby, discharged of all rights of redemption by the Grantor or any person claiming under it, and to bar forever all claims by the Grantor or the Beneficiary (or, as the case may be, the Deed of Trust Trustee) to the property covered thereby and no grantee from the Beneficiary (or, as the case may be, the Deed of Trust Trustee) shall be under any duty to inquire as to the authority of the Beneficiary (or, as the case may be, the Deed of Trust Trustee) to execute the same, or to see to the application of the purchase money.

Section 1.   Definitions.

      Capitalized terms used in this Deed of Trust and not defined herein shall have the meaning provided therefor in the Note Agreement. The following terms shall have the following meanings for all purposes of this Deed of Trust:

      "Alterations" shall have the meaning set forth in Section 2.5(a).

      "Default" shall mean any event which would constitute an Event of Default if any requirement in connection therewith for the giving of notice, or the lapse of time, or the happening of any further condition, event or action had been satisfied.

      "ERISA" shall mean the Employee Retirement Income Security Act of 1974, as amended, and any successor statute of similar import, together with the regulations thereunder, in each case as in effect from time to time. References to sections of ERISA shall be construed to also refer to any successor sections.

      "Event of Default" shall mean any event specified in Section 5.1.

      "Event of Loss" with respect to the Mortgaged Facility shall mean the condemnation, loss or destruction of the Mortgaged Facility or a material portion thereof, which shall include damage to an extent rendering repair or replacement impractical or uneconomical, or any other event which shall render the Mortgaged Facility permanently unfit for normal use.

      "Holders" shall have the meaning set forth in Recital A.

      "indebtedness hereby secured" shall have the meaning set forth in Recital D.

      "Indenture" shall have the meaning set forth in Recital A.

      "Mortgaged Facility" mean the skilled nursing home, intermediate care facility, retirement or convalescent living center or home for the mentally retarded or other facility providing residential health care owned by the Grantor and located on the Granted Property.

      "Granted Property" shall have the meaning set forth in the introductory language to the Granting Clauses.

      "Notes" shall mean the 8.10% Senior Secured Notes due December 15, 2000 of the Grantor issued under and pursuant to the Indenture.

      "Note Agreement" shall have the meaning set forth in Recital A.

      "Permitted Encumbrances" shall mean the liens described in clauses
(a) through (f) of Section 2.8.

      "Purchasers" shall have the meaning set forth in Recital A.

      "Responsible Officer" shall mean the person holding the office of the President, any Vice President, Secretary, Assistant Secretary or Treasurer of the Grantor.

Section 2.   General Covenants and Warranties.

      The Grantor covenants, warrants and agrees as follows:

      Section 2.1. Note Covenants. Each and all of the terms, provisions, restrictions, covenants and agreements set forth in the Notes, the Note Agreement and the Indenture, and in each and every supplement thereto or amendment thereof which may at any time or from time to time be executed and delivered by the parties thereto or their successors and assigns, are incorporated herein by reference to the same extent as though each and all of said terms, provisions, restrictions, covenants and agreements were fully set out herein; and the Grantor does hereby covenant and agree well and truly to abide by, perform and be governed and restricted by each and all of the matters provided for by the Notes, the Note Agreement and the Indenture and so incorporated herein to the same extent and with the same force and effect as if each and all of said terms, provisions, restrictions, covenants and agreements so incorporated herein by reference were set out and repeated herein at length.

      No amendment, modification or waiver of, or any action taken or not taken under or pursuant to, any of the terms and provisions of any Note, the Note Agreement or the Indenture, shall affect or modify any of the terms or provisions of this Deed of Trust or any of the obligations of the Grantor hereunder, except and to the extent expressly provided for in any such amendment, modification or waiver.

      Section 2.2. Ownership of Granted Property. The Grantor covenants and warrants that it has good and marketable fee simple title (or its equivalent under applicable law) to the real property included in Granting Clause First hereof and has good and marketable title to all other property included in the Granted Property hereinbefore conveyed to the Beneficiary free and clear of all liens, charges and encumbrances whatever except Permitted Encumbrances, and the Grantor has full right, power and authority to convey, transfer and mortgage the same to the Beneficiary for the uses and purposes in this Deed of Trust set forth; and the Grantor will warrant and defend the title to the Granted Property against all claims and demands whatsoever.

      Section 2.3. Further Assurances. The Grantor will, at its own expense, do, execute, acknowledge and deliver all and every further act, deed, conveyance, transfer and assurance necessary or proper for the better assuring, conveying, assigning and confirming unto the Beneficiary all of the Granted Property, or property intended so to be, whether now owned or hereafter acquired, including providing the Beneficiary with a currently executed Deed of Trust with respect thereto and any other documents as shall be reasonably necessary in connection with any recordation.

      Section 2.4. Payment of Indebtedness Hereby Secured. The Grantor will duly and punctually pay the indebtedness hereby secured according to its terms.

      Section 2.5. Maintenance of Granted Property, Other Liens, Compliance with Laws, et (a) Without limiting any provisions of the Note Agreement or the Indenture, the Grantor shall (i) promptly repair, restore or rebuild, in a good and workmanlike manner, any buildings or improvements now or hereafter on the Granted Property which may become damaged or be destroyed, unless an Event of Loss occurs with respect thereto, (ii) keep the Granted Property in good condition and repair and free from all claims, liens, charges and encumbrances other than Permitted Encumbrances, (iii) pay when due any indebtedness which may be secured by a lien or charge on the Granted Property on parity with or superior to the lien hereof, and upon request exhibit satisfactory evidence of the discharge of such prior lien to the Beneficiary, (iv) comply with all requirements of law or municipal ordinances with respect to the Granted Property and the use thereof, failure to comply with which would result in any material interference with the use or operation of the Granted Property by the Grantor, and (v) make no material additions, alterations, substitutions or replacements ("Alterations") in said Granted Property except as required by law or municipal ordinance; provided, however, with respect to clause (v), the Grantor may make any Alterations of any kind to the Granted Property if (A) the market value or usefulness of the Granted Property would not be impaired thereby, (B) the Alterations shall be performed in a good and a workmanlike manner and (C) such Alterations shall be expeditiously completed in compliance with all laws, ordinances, orders, rules, regulations and requirements applicable thereto, except where failure to so comply could not reasonably be expected to have a material adverse effect on the ability of the Grantor to perform under this Deed of Trust, the Notes, the Note Agreement or the Indenture, including to the extent necessary to maintain in full force and effect the policies of insurance required by Section 2.6. The Grantor shall promptly pay all costs and expenses of each such Alteration, discharge all liens filed against the Granted Property arising out of the same and procure and pay for all permits and licenses required in connection therewith, provided, however, that the Grantor shall not be required to pay any such costs or expenses if (i) the validity, applicability or amount thereof is being contested in good faith by appropriate actions or proceedings which will prevent the forfeiture or sale of the Granted Property or any material interference with the use thereof by the Grantor, and (ii) the Grantor shall set aside on its books, reserves deemed by it to be adequate with respect thereto or, if greater, such reserves as are required by GAAP.

      (b) The Grantor may, at its expense, (i) construct upon the Granted Property additional buildings, structures and other improvements and (ii) install, assemble and place upon the Granted Property any items of machinery and equipment used or useful in the Grantor's business, in each case upon compliance with the provisions of paragraph (a) of this
Section 2.5. All such buildings, structures and other improvements shall be and remain part of the realty and shall be subject to this Deed of Trust with respect thereto. Such machinery and equipment shall be and remain the property of the Grantor and shall be deemed part of the Granted Property.

      (c) The Grantor or the lessee under the Lease Agreement, as the case may be, shall use and operate the Granted Property as a skilled nursing care facility.

      Section 2.6.        Insurance.

      (a) Insurance Against Loss or Damage. Without limiting any provisions of the Note Agreement, the Grantor will maintain or cause to be maintained with respect to the Granted Property insurance against loss by fire, windstorm and explosion and with extended coverage and against such other risks of physical loss as are customarily insured against, and in such amounts as are customarily carried by companies owning property of a similar character and engaged in a business similar to that engaged in by the Grantor; provided, however, that the amount of such insurance with respect to the Granted Property shall not at any time be less than the replacement value thereof. The Grantor may self-insure with respect to the first portion of any loss claimed under such insurance by way of deductible provisions in insurance policies up to such amount as is customary for corporations of established reputation engaged in the same or a similar business as the Grantor and similarly situated and which maintain such insurance on property similar to the Granted Property, provided that the Grantor shall set aside on its books reserves deemed by it to be adequate with respect thereto.

      (b) Insurance Against Public Liability and Property Damage. The Grantor will maintain or cause to be maintained comprehensive general public liability insurance written by companies of recognized national standing against claims for bodily injury, death or property damage occurring on, in or about the Granted Property with limits of not less than $1,000,000 with respect to injuries or deaths arising out of a single occurrence and not less than $2,500,000 in the aggregate for all claims made against the Grantor in any policy year.

      (c) Form of Policies. Any insurance policies carried in accordance with Section 2.6(a) shall be written by companies of recognized national standing authorized to do business in the state in which the Granted Property is located and shall provide that: (i) Beneficiary, both in its individual and trust capacities, shall be named as an additional insured on any liability policy, (ii) losses, if any, shall be payable to the Beneficiary under a standard mortgage loss payable clause satisfactory to the Beneficiary, (iii) the Beneficiary's interest shall be insured regardless of any breach or violation by the Grantor of any warranties, declarations or conditions contained in such policies, (iv) such insurance, as to the interest of the Beneficiary therein, shall not be invalidated by the use or operation of the Granted Property for purposes which are not permitted by such policies, (v) the insurers shall waive any right of subrogation of the insurers to any set-off or counterclaim or any other deduction, whether by attachment or otherwise, in respect of any liability of the Grantor, (vi) if any premium or installment is not paid when due, or if such insurance would lapse or be cancelled, terminated or materially changed for any reason whatsoever, the insurers will promptly notify the Beneficiary and any such lapse, cancellation, termination or change shall not be effective as to the Beneficiary for thirty days after receipt of such notice, and (vii) appropriate certification shall be made to the Beneficiary by each insurer with respect thereto. Provided no Default or Event of Default has occurred or is continuing, the loss, if any, under any policy pertaining to loss by reason of damage to or destruction of any portion of the Granted Property shall be adjusted with the insurance companies by the Grantor, subject to the approval of the Beneficiary if the loss exceeds $200,000. The loss so adjusted shall be paid to the Beneficiary pursuant to said loss payable clause unless said loss is $200,000 or less (in which case said loss shall be paid directly to the Grantor provided that no Default or Event of Default has occurred and is continuing).

      Section 2.7. Payment of Taxes and Other Charges. Without limiting the provisions of Section 4.3 of the Note Agreement, the Grantor will pay and discharge, before the same shall become delinquent, together with interest and penalties thereon, if any, (a) all taxes, assessments (including assessments for benefits from public works or improvements whenever begun or completed), levies, fees, water and sewer rents and charges, and all other governmental charges, general and special, ordinary and extraordinary, which are at any time levied upon or assessed against it or the Granted Property or any part thereof or upon this Deed of Trust or the indebtedness secured hereby or upon the revenues, rents, issues, income and profits in respect of the Granted Property, or arising in respect of the occupancy, use or possession thereof, which failure to pay would result in the creation of a lien upon the Granted Property or any part thereof, or upon the revenues, rents, issues, income and profits of the Granted Property or in the diminution thereof or would result in any material interference with the use or operation of the Granted Property by the Grantor, (b) all corporate franchise, excise and other taxes, fees and charges assessed, levied or imposed in respect of its corporate existence or its right to do business in its state of incorporation, the state where the Granted Property is located and any other state where failure to do so would materially and adversely affect the business and properties of the Grantor, (c) all income, excess profits, excise, sales, franchise, gross receipts and other taxes, duties or imposts, whether of a like or different nature, assessed, levied or imposed by any governmental authority on it or the Granted Property, or any portion thereof, or upon the revenues, rents, issues, income and profits of the Granted Property whether or not the failure to pay any such tax, duty or impost might result in the creation of a lien upon the Granted Property or any part thereof or upon the revenues, rents, issues, income and profits of the Granted Property or in the diminution thereof, and whether or not any such tax, duty or impost is payable directly by the Grantor or is subject to withholding at the source and (d) all lawful claims and demands of mechanics, laborers, materialmen and others which, if unpaid, might result in the creation of a lien on the Granted Property or upon the revenues, rents, issues, income and profits of the Granted Property and, in general, will do or cause to be done everything necessary so that the lien hereof shall be fully preserved, at the expense of the Grantor, without expense to the Beneficiary.

      Nothing shall require the payment of any sum which is otherwise required to be paid by the Grantor pursuant to this Section 2.7 so long as the Grantor shall in good faith contest its obligation so to do by appropriate proceedings which will prevent the forfeiture or sale of any property of the Grantor or any material interference with the use or operation thereof by the Grantor, and shall set up a reserve, reasonably adequate, in the opinion of the President or any Vice President of the Grantor against any such payment.

      Section 2.8. Limitation on Liens. The Grantor will not create or incur or suffer to be incurred or to exist, any mortgage, pledge, security interest, encumbrance, lien or charge of any kind upon the Granted Property, whether now owned or hereafter acquired, except the following:

      (a) liens for property taxes and assessments or governmental charges (other than liens arising under ERISA) or levies and liens securing claims or demands of mechanics and materialmen, provided that payment thereof is not overdue or, if overdue, is being contested in accordance with the provisions of Section 4.3 of the Note Agreement in good faith by appropriate actions or proceedings;

      (b) liens of or resulting from any judgment or award, the time for the appeal or petition for rehearing of which shall not have expired, or in respect of which the Grantor shall at any time in good faith be prosecuting an appeal or proceeding for a review and in respect of which a stay of execution pending such appeal or proceeding for review shall have been secured and remain in effect;

      (c) liens (other than liens arising under ERISA), deposits, pledges or letters of credit in connection with or to secure payment of worker's compensation, patient trust funds, unemployment insurance, old-age pensions, other social security and other like laws or regulations, warehousemen's and attorneys' liens and statutory landlords' liens and liens to secure the performance of bids, tenders or trade contracts, or to secure statutory obligations, surety or appeal bonds or other liens of like general nature incurred in the ordinary course of business and not in connection with the borrowing of money; provided in each case, the obligation secured is not overdue or, if overdue, is being contested in good faith by appropriate actions or proceedings which will prevent the forfeiture or sale of any property of the Grantor or any material interference with the use thereof by the Company or its lessee, as the case may be;

      (d) minor survey exceptions or minor encumbrances, easements or reservations of, or rights of others for rights-of-way, utilities and other similar purposes, or zoning or other restrictions as to the use of real properties, which encumbrances, easements, reservations, rights and restrictions do not in the aggregate materially detract from the value of the Granted Property or materially impair their use in the operation of the business of the Grantor;

      (e) the lien of any lease between the Grantor, as lessor, and any corporation (including any subsidiary of the Grantor), as lessee, of all or any portion of the Granted Property, provided that (i) any such lease shall by its terms be expressly made subject and subordinate to the lien of this Deed of Trust, and any rights (but not any of the obligations) of the Grantor therein shall be assigned to the Beneficiary, (ii) such lessee shall use and operate the Granted Property as a nursing care facility, and
(iii) the Grantor shall remain primarily liable in respect of all obligations under this Deed of Trust; and

      (f)    the lien and security interest of this Deed of Trust.

      Section 2.9. Advances. If the Grantor shall fail to comply with the covenants contained herein with respect to the procuring of insurance, the payment of taxes, assessments and other charges, or the keeping of the Granted Property in repair and free of other liens, the Beneficiary may make advances to perform the same; and the Grantor agrees to repay all sums so advanced upon demand with interest at the prime commercial loan rate charged by the Indenture Trustee, from time to time for short term borrowings by large business borrowers, plus two (2%) percent per annum; and all sums so advanced, with interest, shall be secured hereby in priority to the indebtedness evidenced by the Notes; but no such advance shall be deemed to relieve the Grantor from any default hereunder.

      Section 2.10. Recordation. The Grantor will, at its own expense, cause this Deed of Trust, all supplements hereto, and any financing statements and continuation statements required by law, including the Uniform Commercial Code, in respect thereof at all times to be kept recorded and filed at its own expense in such manner and in such places as may be required by law in order to fully preserve and protect the rights of the Beneficiary hereunder, and will furnish to the Beneficiary promptly after the execution and delivery of any supplement to this Deed of Trust an endorsement to the Deed of Trust Title Insurance Policy delivered with respect to this Deed of Trust pursuant to Section 3.1(g) of the Note Agreement indicating that this Deed of Trust continues to constitute a first Deed of Trust lien upon the property described in such Policy and that such supplement has been properly recorded or filed for record so as to make effective of record the lien intended to be created hereby.

      Section 2.11. After-Acquired Property. Any and all property hereafter acquired which is of the kind or nature described in the Granting Clauses hereof and is or is intended to become a part thereof, shall ipso facto, and without any further conveyance, assignment or act on the part of the Grantor or the Beneficiary become and be, subject to the lien of this Deed of Trust as fully and completely as though specifically described herein; but nevertheless the Grantor shall from time to time, if requested by the Beneficiary, execute and deliver any and all such further assurances, conveyances and assignments thereof as the Beneficiary may reasonably require for the purpose of expressly and specifically subjecting to the lien of this Deed of Trust any and all such additional property.

      Section 2.12. Sale, Lease or Assignment of Granted Property. Except as specifically permitted by this Deed of Trust, the Indenture and the Note Agreement, the Grantor will not sell, assign, transfer, convey, lease, sublease or otherwise dispose of any of its estate, right, title and interest in and to the Granted Property or the right to possession of the Granted Property.

Section 3.   Possession, Use and Release of Property.

      Section 3.1. Grantor's Right of Possession. Provided no Default or Event of Default has occurred and is continuing, the Grantor shall be suffered and permitted to remain in full possession, enjoyment and control of the Granted Property subject always to the observance and performance of the terms of this Deed of Trust, the Note Agreement and the Indenture.

      Section 3.2. Release of Granted Property. In addition to releases pursuant to this Deed of Trust, the Indenture and the Note Agreement, the Grantor may (i) sell or otherwise dispose of any Granted Property then subject to the lien of this Deed of Trust or any mortgage supplement hereto, and the Beneficiary shall release the same from the lien hereof to the extent and on the terms and upon compliance with the conditions provided for in any written consent given thereto at any time or from time to time by the Beneficiary and (ii) sell or otherwise dispose of any Granted Property then subject to the lien of this Deed of Trust, granted pursuant to Granting Clause Second above, in any instance where the Grantor has determined in its sound business judgment that such Granted Property has become inadequate, obsolete, unsuitable or unnecessary or otherwise replaceable and the Grantor continues to maintain and install adequate equipment and personal property to efficiently operate the Mortgaged Facility.

      Section 3.3. Eminent Domain. Should any of the Granted Property be taken by the exercise of the power of eminent domain or should any condemnation proceedings be commenced against the same, the Grantor may accept any award or consideration stated in a certificate of the President or any Vice President of the Grantor delivered to the Beneficiary to be satisfactory to the Grantor, and the Beneficiary shall release the property taken or proposed to be taken upon receipt of: (a) either (i) an order of a competent court condemning such property or
(ii) an opinion of counsel satisfactory to the Beneficiary to the effect that such property has been taken or, upon the completion of the pending proceedings, such property will be taken, by the exercise of the power of eminent domain, and (b) compliance by the Grantor with the terms and provisions of Section 4. In the event of such proceeding, the Beneficiary may be represented by counsel compensated by the Grantor and the Beneficiary may or may not become a party thereto as the Beneficiary in its discretion may determine. The proceeds of all property so taken shall be paid over to the Beneficiary and shall be held and disbursed or applied upon the terms and conditions provided in Section 4.

Section 4.   Application of Insurance Proceeds and Condemnation Awards.

      (a) If an Event of Loss shall have occurred, all proceeds of insurance or any condemnation award, as the case may be, received by the Beneficiary in connection therewith shall be applied to prepay Notes as set forth in Section 5.4 of the Indenture; provided, however, that in the event that any Holder shall fail to deliver a Put Notice pursuant to
Section 5.4(b) of the Indenture, the Beneficiary shall remit to the Grantor all such proceeds which would have been payable to such Holder.
In the event of any damage, destruction or condemnation of Granted Property which does not constitute an Event of Loss, all proceeds of fire and extended coverage insurance and condemnation awards and compensation covering the Granted Property (except (i) where received under a general public liability policy maintained pursuant to Section 2.6(b) or (ii) in cases where the amount payable in respect of any one occurrence of damage, destruction or condemnation is less than $200,000 and no Default or Event of Default shall have occurred and be continuing under this Deed of Trust, in which case the amount payable in respect of any such occurrence may be received by the Grantor, and if received by the Beneficiary shall be paid over to the Grantor for use by the Grantor in paying for replacement or repairs of or substitutes for the damaged or destroyed property) received by the Beneficiary under the provisions of this Deed of Trust, or under any policy or policies of insurance covering the Granted Property or any part thereof, shall be held (or if received by the Grantor immediately paid over to the Beneficiary and shall be held) by the Beneficiary as part of the Granted Property and shall be applied by the Beneficiary to pay the Grantor from time to time upon a written application signed by the President or any Vice President of the Grantor and accompanied by an approving certificate of an architect or engineer selected by the Grantor and approved by the Beneficiary, for the payment of the reasonable cost, as shown by such certificate, of repairing or replacing part or all of the property damaged or destroyed, but only if written application is made therefor within 12 months of the receipt of such proceeds by the Beneficiary, and then only for and to the extent that the Grantor shows by such architect's or engineer's certificates or other evidence satisfactory to the Beneficiary that the portion of such proceeds remaining on deposit with the Beneficiary, together with any additional funds irrevocably allocated or otherwise provided for in a manner satisfactory to the Beneficiary for such purpose, shall be sufficient to complete such repairs or replacements and restore the Granted Property as nearly as possible to the market value and condition which existed immediately prior to the damage, destruction, condemnation or taking, free from liens or encumbrances except this Deed of Trust and Permitted Encumbrances. Every such application for the payment of such proceeds, condemnation award or compensation shall state that no Default or Event of Default has occurred and is continuing and shall be accompanied by an opinion of counsel to the effect that upon completion of the repair or replacement the property will be subject to the lien of this Deed of Trust as a first lien thereon subject only to Permitted Encumbrances.

      (b) All insurance proceeds or condemnation awards, as the case may be, other than proceeds or condemnation awards received with respect to an Event of Loss shall be applied for the purposes specified in Section 4(a) within the twelve-month period provided for thereby.

Section 5.   Defaults and Remedies Therefor.

      Section 5.1. Events of Default. The Grantor acknowledges and agrees that each and all of the terms and provisions of Sections 6.1 through 6.3, both inclusive, of the Indenture have been and are incorporated into this Deed of Trust by reference to the same extent as though fully set out herein and that the term "Event of Default" wherever used in this Deed of Trust shall mean either: (a) an Event of Default as defined in Section 6.1 of the Indenture or (b) the failure of the Grantor to comply with any covenant, agreement or warranty contained in this Deed of Trust, or any other mortgage or deed of trust from time to time entered into by the Grantor for the benefit of the holders of the Notes, within 30 days after the earlier of (i) notice from any registered holder of the Notes to the Grantor specifying such failure and demanding the same to be remedied, or (ii) such failure first becoming known to any Responsible Officer of the Grantor (it being understood that such 30 day grace period shall apply only to any such failure of the Grantor to comply with any covenant, agreement or warranty hereunder).

      Section 5.2. Remedies. When any Event of Default has occurred and is continuing, the Beneficiary may exercise (or, as may be required by law, cause the Deed of Trust Trustee to exercise) any one or more or all, and in any order, of the remedies hereinafter set forth, it being expressly understood that no remedy herein or in the Indenture conferred is intended to be exclusive of any other remedy or remedies; but each and every remedy shall be cumulative and shall be in addition to every other remedy given herein or now or hereafter existing at law or in equity or by statute:

      (a) The Beneficiary may, by notice in writing to the Grantor declare the entire unpaid balance of the Notes to be immediately due and payable; and thereupon all such unpaid balance, together with all accrued interest thereon and premium, if any, shall be and become immediately due and payable, and the indebtedness hereby secured may be collected by proper action, foreclosure of this Deed of Trust, or any other legal or equitable proceeding.

      (b) The Beneficiary (or, as may be required by law, the Deed of Trust Trustee), personally or by agents or attorneys, may forthwith, without notice, separately or jointly, (a) enter into and take possession of all or any part of the Granted Property, and may forthwith subject to the provisions of the Lease Agreement, if applicable, use, operate and manage the Granted Property, collect the earnings and income therefrom, (past due or become due), pay all principal charges including taxes and assessments levied thereon and operating and maintenance expenses and all disbursements and liabilities of the Grantor hereunder and apply the net proceeds arising from any such operation of the Granted Property as provided in Section 5.3 in respect of the proceeds of a sale of the Granted Property or (b) have a receiver appointed by any court having jurisdiction to take charge of the Granted Property and collect and receive and apply the rents, issues and profits thereof. In either case, any person or persons in possession of the Granted Property, or any part thereof, shall be deemed a tenant at will and shall at once surrender such possession on demand of the Beneficiary or Deed of Trust Trustee or receiver.

      (c) The Beneficiary or Deed of Trust Trustee may (i) obtain the required insurance covering the Granted Property and pay the premiums thereon or pay any unpaid premiums on any insurance procured by Grantor;
(ii) pay any taxes, assessments and other governmental charges and fees together with any penalties and interest accrued thereon, and redeem the Granted Property from a tax sale if it has been sold, and shall be subrogated to the lien of the governmental body to which such payment was made; (iii) make and pay for any and all repairs which they or any of them deem necessary to place or keep the Granted Property in good condition and repair; (iv) stop or mitigate waste on or in the Granted Property or any part thereof; or (v) stop or prevent removal, destruction, demolition or structure alteration of any building or improvement on the Granted Property; or (vi) stop or prevent the violation of any law, ordinance, rule or regulation relating to the use or maintenance of the Granted Property or of any requirement, direction or order or notice of violation thereof issued by any governmental agency, body or officer.

      (d) The Beneficiary (or, as may be required by law, the Deed of Trust Trustee) may proceed to protect and enforce its rights by a suit or suits in equity or at law, or for the specific performance of any covenant or agreement contained herein, in the Note Agreement or in the Indenture, or in aid of the execution of any power herein or therein granted, or for the enforcement of any other appropriate legal or equitable remedy.

      (e) This instrument shall, with respect to all items constituting personal property and fixtures subject to the lien hereof, be deemed to grant a security interest to the Beneficiary under the Uniform Commercial Code of West Virginia (the "Uniform Commercial Code"), and shall be filed for record in the real estate records of the county in which the Granted Property is located, so as to serve as a fixture filing pursuant to West Virginia Code Section 46-9-402. The Beneficiary (or, as may be required by law, the Deed of Trust Trustee) shall have any and all rights and remedies (including, without limitation, extra-judicial power of sale) provided to a secured party by the Uniform Commercial Code with respect to any and all parts of the Granted Property which are and which are deemed to be governed by the Uniform Commercial Code. Without limiting the generality of the foregoing, the Beneficiary (or, as may be required by law, the Deed of Trust Trustee) shall, with respect to any part of the Granted Property constituting property of the type in respect of which realization on a lien or security interest granted therein is governed by the Uniform Commercial Code, have all the rights, options and remedies of a secured party under the Uniform Commercial Code, including, without limitation, the right to the possession of any such property, or any part thereof, and the right to enter without legal process any premises where any such property may be found. Any requirement of said Uniform Commercial Code for reasonable notification shall be met by mailing written notice to the Grantor at its address set forth herein at least 10 days prior to the sale or other event for which such notice is required.

      (f) At any time after the exercise by the Beneficiary of the option to declare the indebtedness hereby secured to be immediately due and payable, Deed of Trust Trustee, upon the written request of the Beneficiary, shall foreclose upon and sell the Granted Property to satisfy the indebtedness hereby secured at public auction at the front door of the courthouse of the county (or any county if more than one) in the State of West Virginia in which the Granted Property is located, for cash in hand on the day of sale, after first giving notice of such sale by publishing such notice in a qualified newspaper of general circulation published in said county, or if there be no such newspaper in a qualified newspaper of general circulation in said county, once a week for two successive weeks preceding the day of sale and after giving notice to Grantor and to any subordinate lienholder who has previously notified the Beneficiary of the existence of a subordinate lien, at least 20 days prior to the sale, and no other notice of such sale shall be required.

      It is understood and agreed that the Notes are also secured by other mortgages and deeds of trust and that in case of default in any of the terms, conditions or provisions of this Deed of Trust, the Notes or the Note Agreement, the Beneficiary may resort to part or all of the security for the Notes, and may foreclose the mortgages and deeds of trust in any order. The pendency of any proceeding with respect to any one of the above-mentioned mortgages and deeds of trust shall not be grounds for the abatement of, or for hindering, delaying or preventing any proceeding with respect to foreclosure of this Deed of Trust.

Grantor agrees that any sale made hereunder may be adjourned from time to time without notice other than oral proclamation of such adjournment at the time and place of sale, or at the time and place of any adjourned sale.

In the event that foreclosure proceedings are instituted hereunder but are not completed, Deed of Trust Trustee shall be reimbursed for all costs and expenses incurred by them in commencing such proceedings, and all costs and expenses so incurred by Deed of Trust Trustee, together with interest thereon until paid at the Overdue Rate, shall be payable by Grantor on demand, and shall be and become a part of the indebtedness hereby secured and shall be collectible as such.

Deed of Trust Trustee, or either or them, or the survivor thereof, may act in the execution of this trust, and in the event either Deed of Trust Trustees shall act alone, the authority and power of the Deed of Trust Trustee so acting shall be as full and complete as if the powers and authority granted to the Deed of Trust Trustees herein jointly had been granted to such Deed of Trust Trustee along; and either or both the Deed of Trust Trustees are hereby authorized to act by agent or attorney in the executive of this trust. It shall not be necessary for any Deed of Trust Trustee to be present in person at any foreclosure sale hereunder.

      Section 5.3. Application of Proceeds. The purchase money proceeds and avails of any sale of the Granted Property, or any part thereof and the proceeds and avails of any remedy hereunder shall be paid to and applied as set forth in Section 6.9 of the Indenture.

      Section 5.4.        Waiver of Extension, Appraisement and Stay Laws.
The Grantor covenants that, upon the occurrence of an Event of Default and the acceleration of the Notes pursuant to Section 5.1 and Section 5.2 and to the extent that such rights may then be lawfully waived, it will not at any time thereafter insist upon or plead, or in any manner whatever claim or take any benefit or advantage of, any stay or extension law now or at any time hereafter in force, or claim, take or insist upon any benefit or advantage of or from any law now or hereafter in force providing for the valuation or appraisement of the Granted Property or any part thereof prior to any sale or sales thereof to be made pursuant to any provision herein contained, or to the decree, judgment or order of any court of competent jurisdiction or, after conformation of any such sale or sales claim or exercise any right under any statute now or hereafter made or enacted by any state or otherwise to redeem the property so sold or any part thereof, and hereby expressly waives for itself and on behalf of each and every person, except decree or judgment creditors of the Grantor acquiring any interest in or title to the Granted Property or any part thereof, subsequent to the date of this Deed of Trust, all benefit and advantage of any such law or laws which would otherwise be available to any such person in connection with the enforcement of any of the Beneficiary's or the Deed of Trust Trustee's remedies hereunder; and covenants that it will not in connection with any such enforcement proceedings invoke or utilize any such law or laws or otherwise hinder, delay or impede the execution of any power herein granted and delegated to the Beneficiary or the Deed of Trust Trustee but will suffer and permit the execution of every such power as though no such law or laws had been made or enacted.

      The Grantor hereby waives any and all rights of redemption from sale under any order or decree of foreclosure pursuant to rights herein granted, on behalf of the Grantor, and each and every Person acquiring any interest in or title to the Granted Property described herein subsequent to the date of this Deed of Trust, and on behalf of all other Persons to the extent permitted by applicable law.

      Any sale, whether under any power of sale hereby given or by virtue of judicial proceedings, shall operate to divest all right, title, interest, claim and demand whatsoever, either at law or in equity, of the Grantor in and to the property sold and shall be a perpetual bar, both at law and in equity, against the Grantor, its successors and assigns, and against any and all persons claiming the property sold or any part thereof under, by or through the Grantor, its successors or assigns.

      Section 5.5. Effect of Discontinuance of Proceedings. In case the Beneficiary shall have proceeded to enforce (or, cause the Deed of Trust Trustee to enforce) any right under this Deed of Trust by foreclosure, sale, entry or otherwise, and such proceedings shall have been discontinued or abandoned for any reason or shall have been determined adversely, then and in every such case the Grantor, the Deed of Trust Trustee and the Beneficiary shall be restored to their former position and rights hereunder with respect to the property subject to the lien of this Deed of Trust.

      Section 5.6. Delay or Omission Not a Waiver. No delay or omission of the Deed of Trust Trustee or the Beneficiary to exercise any right or power arising from any default on the part of the Grantor shall exhaust or impair any such right or power or prevent its exercise during the continuance of such default. No waiver by either the Deed of Trust Trustee or the Beneficiary of any such default, whether such waiver be full or partial, shall extend to or be taken to affect any subsequent default, or to impair the rights resulting therefrom, except as may be otherwise provided herein. No remedy hereunder is intended to be exclusive of any other remedy but each and every remedy shall be cumulative and in addition to any and every other remedy given hereunder or otherwise existing; nor shall the giving, taking or enforcement of any other or additional security, collateral or guaranty for the payment of the indebtedness secured under this Deed of Trust operate to prejudice, waive or affect the security of this Deed of Trust or any rights, powers or remedies hereunder; nor shall the Deed of Trust Trustee or the Beneficiary be required to first look to, enforce or exhaust such other or additional security, collateral or guaranties.

      Section 5.7. Costs and Expenses of Foreclosure. In any suit to foreclose the Lien or security interest hereon there shall be allowed and included as additional Indebtedness Hereby Secured in the decree for sale all reasonable expenditures and reasonable expenses which may be paid or incurred by or on behalf of the Deed of Trust Trustee or the Beneficiary for attorneys' fees, appraiser's fees, outlays for documentary and expert evidence, stenographic charges, publication costs and costs (which may be estimated as the items to be expended after the entry of the decree) of procuring all such abstracts of title, title searches and examination, guarantee policies, and similar data and assurances with respect to title as the Beneficiary may deem to be reasonably necessary either to prosecute any foreclosure action or to evidence to the bidder at any sale pursuant thereto the true condition of the title to or the value of the Granted Property, all of which expenditures shall become so much additional Indebtedness Hereby Secured which the Grantor agrees to pay and all of such shall be immediately due and payable with interest thereon from the date of expenditure until paid at the prime commercial loan rate charged by Beneficiary from time to time for short term borrowings by large business borrowers, plus 2% per annum.

Section 6.   Miscellaneous.

      Section 6.1. Successors and Assigns. Whenever any of the parties hereto is referred to, such reference shall be deemed to include the successors and assigns of such party; and all the covenants, premises and agreements in this Deed of Trust contained by or on behalf of the Grantor, or by or on behalf of the Deed of Trust Trustee or the Beneficiary, shall bind and inure to the benefit of the respective successors and assigns of such parties whether so expressed or not.

      Section 6.2. Partial Invalidity. The unenforceability or invalidity of any provision or provisions of this Deed of Trust shall not render any other provision or provisions herein contained unenforceable or invalid.

      Section 6.3. Addresses for Notices and Demands. All communications provided for hereunder shall be in writing and, if to the Beneficiary, delivered or mailed prepaid by registered or certified mail or overnight air courier, or by facsimile communication, in each case addressed to the Beneficiary at its address as set forth herein or such other address as the Beneficiary may designate to the Grantor in writing, and if to the Grantor, delivered or mailed by registered or certified mail or overnight air courier, or by facsimile communication, to the Grantor at its address as set forth herein or to such other address as the Beneficiary may in writing designate to the Beneficiary; provided, however, that a notice to any party to this Agreement by overnight air courier shall only be effective if delivered to such party at a street address designated for such purpose in accordance with this Section 6,3, and a notice to such party by facsimile communication shall only be effective if made by confirmed transmission to such party at a telephone number designated for such purpose in accordance with this Section 6.3 and promptly followed by the delivery of such notice by registered or certified mail or overnight air courier, as set forth above.

      Section 6.4. Headings and Table of Contents. The headings of the sections of this Deed of Trust and the table of contents are inserted for purposes of convenience only and shall not be construed to affect the meaning or construction of any of the provisions hereof.

      Section 6.5. Release of Deed of Trust. The Beneficiary shall cause to be released this Deed of Trust and the lien hereof by proper instrument or instruments upon presentation of satisfactory evidence that all indebtedness secured hereby has been fully paid or discharged. Any part of the security herein described, or other instrument now or hereafter given to secure the indebtedness which is secured by this Deed of Trust, may be released by the Beneficiary without affecting the lien hereof on the remainder.

      Section 6.6. Governing Law. This Deed of Trust shall be governed by and construed in accordance with the laws of the State of West Virginia.

      Section 6.7. Counterparts. This Deed of Trust may be executed, acknowledged and delivered in any number of counterparts, each of such counterparts constituting an original but all together only one Deed of Trust.

      Section 6.8. Successor Deed of Trust Trustee. The Beneficiary may, at any time and for any or no reason, by instrument in writing, appoint a successor or successors to, or discharge and appoint a new Deed of Trust Trustee in the place of any Deed of Trust Trustee named herein or acting hereunder, which instrument, when executed and acknowledged by the Beneficiary, and recorded in the Office of the Clerk of the County Commission of ______________ County, West Virginia shall be conclusive proof of the proper substitutions of such successor or successors of new Deed of Trust Trustee, who shall have all the estate powers, duties, rights, and privileges of the predecessor Deed of Trust Trustee.

      IN WITNESS WHEREOF, the Grantor has caused this Deed of Trust to be executed in its behalf, all as of the day and year first above written.

                                       Care Enterprises, Inc


                                       By  /S/ Gary L. Massimino
                                          ---------------------------
                                          Its Chief Financial Officer


State of Illinois           )
                            )   to-wit:
County of Cook              )


      The foregoing instrument was acknowledged before me this 30th day of December, 1993, by Gary L. Massimino, the Chief Financial Officer of Care Enterprises, Inc., a Delaware corporation, on behalf of said corporation.

      Commission expires:  March 4, 1997
                                                    /S/ Julia R. Browne
                                                    ______________________
                                                    Notary Public
Seal stamped here

This instrument was prepared by
and after recordation this instrument
should be returned to:

Shelley J. Bacastow
Chapman and Cutler
111 West Monroe Street
Chicago, Illinois  60603

               Schedule of Deed of Trust and Security Agreements
               Pursuant to Regulation S-K Item 601 Instruction 2


Facility                Address               City          County
- --------                -------               ----------    -----------

Americare Dunbar        501 Caldwell Lane     Dunbar        Kanawha
Nursing and
Rehabilitation Centers

Americare Arlington     1716 Gihon Road       Parkersburg   Wood County
Nursing and
Rehabilitation Centers